Provision (Benefit) for Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Provision (Benefit) for Income Taxes
Provision (Benefit) for Income Taxes
The following table includes the provision (benefit) for income taxes from continuing operations.

	Years Ended December 31,
	2015	2014	2013
	(Millions)
Provision (benefit):
Current:
Federal	$(4)	$8	$(28)
State	7	1	(5)
	3	9	(33)
Deferred:
Federal	12	134	(496)
State	9	5	(38)
	21	139	(534)
Total provision (benefit)	$24	$148	$(567)

The following table provides reconciliations from the provision (benefit) for income taxes from continuing operations at the federal statutory rate to the realized provision (benefit) for income taxes.

	Years Ended December 31,
	2015	2014	2013
	(Millions)
Provision (benefit) at statutory rate	$7	$141	$(550)
Increases (decreases) in taxes resulting from:
State income taxes (net of federal benefit)	4	4	(25)
State income tax legislation change (net of federal benefit)	—	9	—
Effective state income tax rate change (net of federal benefit)	7	(9)	(3)
Other	6	3	11
Provision (benefit) for income taxes	$24	$148	$(567)

The following table includes significant components of deferred tax liabilities and deferred tax assets.

	December 31,
	2015	2014
	(Millions)
Deferred tax liabilities:
Properties and equipment	$988	$738
Derivatives, net	155	170
Other, net	1	17
Total deferred tax liabilities	1,144	925
Deferred tax assets:
Accrued liabilities and other	248	124
Alternative minimum tax credits	114	60
Loss carryovers	441	51
Other, net	—	32
Total deferred tax assets	803	267
Less: valuation allowance	124	114
Total net deferred tax assets	679	153
Net deferred tax liabilities	$465	$772

Net cash payments (refunds) for income taxes were $(8) million, $9 million and $(26) million in 2015, 2014 and 2013, respectively.
As a result of the sale of Apco in the first quarter of 2015, we no longer have foreign operations and the associated tax liabilities. The closing of the Apco sale resulted in a $42 million capital loss for which a valuation allowance was established in 2014.
Significant changes to our operations during 2015 resulted in changes to our anticipated future state apportionment for our estimated state deferred tax liability. As a result of these changes and the differing state tax rates, we accrued an additional $7 million of deferred tax expense in 2015. Tax reform legislation that was enacted by the state of New York on March, 31, 2014 had an impact on us as a result of our marketing activities in the state. As a result, we recorded an additional $9 million of deferred tax expense in the first quarter of 2014. However, due to announced asset sales in fourth-quarter 2014, our state effective tax rate decreased resulting in a $9 million deferred tax benefit.
The acquisition of the stock of RKI in third-quarter 2015 (see Note 2) resulted in an increase to our deferred tax liabilities of $693 million as of the Acquisition date. Included in this amount are deferred tax assets for federal net operating loss (“NOL”) carryovers of $125 million, minimum tax credits of $50 million and state NOL carryovers of $7 million.
The Company has federal NOL carryovers of approximately $902 million at December 31, 2015, including the RKI NOL, that will not begin to expire until 2032. In addition, we have $47 million of capital loss carryovers at December 31, 2015, that will begin to expire in 2020.
The Company has state NOL carryovers, including the RKI carryovers, of approximately $2.0 billion and $875 million at 2015 and 2014, respectively, of which more than 98 percent expire after 2029.
The ability of WPX to utilize loss carryovers or minimum tax credits to reduce future federal taxable income and income tax is subject to various limitations under the Internal Revenue Code (the Code). The utilization of such carryovers may be limited upon the occurrence of certain ownership changes during any three-year period resulting in an aggregate change of more than 50 percent in beneficial ownership (an Ownership Change). As of December 31, 2015, we do not believe that an Ownership Change has occurred for WPX, but an Ownership Change did occur for RKI effective with the Acquisition. Therefore, there is an annual limitation on the benefit that WPX can claim from RKI carryovers that arose prior to the Acquisition.
We have recorded valuation allowances against deferred tax assets attributable primarily to certain state NOL carryovers as well as our federal capital loss carryover. When assessing the need for a valuation allowance, we primarily consider future reversals of existing taxable temporary differences. To a lesser extent we also consider future taxable income exclusive of reversing temporary differences and carryovers, and tax-planning strategies that would, if necessary, be implemented to accelerate taxable amounts to utilize expiring carryovers. The ultimate amount of deferred tax assets realized could be materially different from those recorded, as influenced by future operational performance, potential changes in jurisdictional income tax laws and the circumstances surrounding the actual realization of related tax assets. Valuation allowances that we have recorded are due to our expectation that we will not have sufficient income, or income of a sufficient character, in those jurisdictions to which the associated deferred tax asset applies.
In previous periods, our deferred income tax liabilities and assets have been separated into current and noncurrent amounts. The company adopted ASU No. 2015-17: Balance Sheet Classification of Deferred Taxes as of December 31, 2015. See Note 1 for further discussion.
Pursuant to our tax sharing agreement with The Williams Companies, Inc. (“Williams”), we remain responsible for the tax from audit adjustments related to our business for periods prior to our spin-off from Williams on December 31, 2011. In addition, the alternative minimum tax credit deferred tax asset that was allocated to us by Williams at the time of the spin-off could change due to audit adjustments unrelated to our business. The 2011 consolidated tax filing by Williams is currently being audited by the IRS and is the only pre spin-off period for which we continue to have exposure to audit adjustments as part of Williams. It is uncertain when the IRS will complete that audit.
The Company’s policy is to recognize related interest and penalties as a component of income tax expense. The amounts accrued for interest and penalties are insignificant.
As of December 31, 2015, the Company has no significant unrecognized tax benefits. During the next 12 months, we do not expect ultimate resolution of any uncertain tax position will result in a significant increase or decrease of an unrecognized tax benefit.